================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22092

                         Oppenheimer Global Value Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                               Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: April 30

                      Date of reporting period: 1/31/2012
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

                                                                                      Shares           Value
                                                                                      -------        ----------
COMMON STOCKS-92.5%
CONSUMER DISCRETIONARY-23.6%
AUTO COMPONENTS-7.7%
BorgWarner, Inc.(1)                                                                     9,140        $  682,118
ElringKlinger AG                                                                       14,757           442,903
Federal-Mogul Corp.(1)                                                                 82,432         1,367,547
SAF-Holland SA(1)                                                                      76,037           460,230
Tenneco, Inc.(1)                                                                       31,477         1,010,412
                                                                                                     ----------
                                                                                                      3,963,210
HOTELS, RESTAURANTS & LEISURE-2.6%
International Speedway Corp., Cl. A                                                    40,276         1,038,718
Sonesta International Hotels Corp., Cl. A(1)                                           10,175           314,509
                                                                                                     ----------
                                                                                                      1,353,227
INTERNET & CATALOG RETAIL-1.3%
Rakuten, Inc.                                                                             657           662,861
LEISURE EQUIPMENT & PRODUCTS-0.8%
Tamron Co. Ltd.                                                                        14,400           387,960
MEDIA-10.5%
AMC Networks, Inc., Cl. A(1)                                                           12,720           543,907
Cablevision Systems Corp. New York Group, Cl. A                                       144,345         2,100,219
Fisher Communications, Inc.(1)                                                         24,519           737,777
Madison Square Garden, Inc.(The), Cl. A(1)                                             44,490         1,276,418
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA                      242,048           779,493
                                                                                                     ----------
                                                                                                      5,437,814
TEXTILES, APPAREL & LUXURY GOODS-0.7%
Bijou Brigitte Modische Accessoires AG                                                  4,120           382,629
CONSUMER STAPLES-1.7%
BEVERAGES-1.7%
Diageo plc                                                                             40,835           902,154
ENERGY-2.2%
OIL, GAS & CONSUMABLE FUELS-2.2%
CONSOL Energy, Inc.                                                                    31,940         1,141,536
FINANCIALS-16.2%
DIVERSIFIED FINANCIAL SERVICES-6.5%
Bank of America Corp.                                                                 180,123         1,284,277
Citigroup, Inc.                                                                        48,540         1,491,149
Kinnevik Investment AB, Cl. B                                                          26,807           560,770
                                                                                                     ----------
                                                                                                      3,336,196
INSURANCE-4.8%
Assured Guaranty Ltd.                                                                  82,693         1,282,568
MBIA, Inc.(1)                                                                          99,000         1,219,680
                                                                                                     ----------
                                                                                                      2,502,248
REAL ESTATE MANAGEMENT & DEVELOPMENT-4.9%
Forest City Enterprises, Inc., Cl. A(1)                                               142,941         1,876,815
Mitsui Fudosan Co. Ltd.                                                                19,670           325,029

1 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

                                                                     Shares          Value
                                                                    -------        ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT CONTINUED
St. Joe Co. (The)(1)                                                 22,320        $  356,450
                                                                                   ----------
                                                                                    2,558,294
HEALTH CARE-2.6%
HEALTH CARE EQUIPMENT & SUPPLIES-0.5%
Gen-Probe, Inc.(1)                                                    3,640           243,625
PHARMACEUTICALS-2.1%
Allergan, Inc.                                                        5,253           461,791
Santen Pharmaceutical Co. Ltd.                                       15,300           626,292
                                                                                   ----------
                                                                                    1,088,083
INDUSTRIALS-12.5%
AEROSPACE & DEFENSE-3.0%
Curtiss-Wright Corp.                                                 20,940           782,318
Exelis, Inc.                                                         24,930           249,051
GeoEye, Inc.(1)                                                      23,240           509,188
                                                                                   ----------
                                                                                    1,540,557
BUILDING PRODUCTS-4.7%
Griffon Corp.                                                       245,516         2,447,795
INDUSTRIAL CONGLOMERATES-1.3%
Rheinmetall AG                                                        7,782           417,296
Smiths Group plc                                                     17,580           265,944
                                                                                   ----------
                                                                                      683,240
MACHINERY-3.5%
ITT Corp.                                                             5,425           117,940
Klein, Schanjlin & Becker AG, Preference                                732           387,783
KSB AG                                                                   91            51,898
NORMA Group(1)                                                       19,332           433,674
Pfeiffer Vacuum Technology AG                                         3,649           375,353
Xylem, Inc.                                                          17,060           442,025
                                                                                   ----------
                                                                                    1,808,673
INFORMATION TECHNOLOGY-23.5%
ELECTRONIC EQUIPMENT & INSTRUMENTS-5.4%
Canon, Inc.                                                           8,385           363,215
E2V Technologies plc                                                138,010           260,155
Hirose Electric Co.                                                   5,850           564,153
Hoya Corp.                                                           22,700           482,914
RealD, Inc.(1)                                                       35,600           312,212
Universal Display Corp.(1)                                           18,950           797,985
                                                                                   ----------
                                                                                    2,780,634
INTERNET SOFTWARE & SERVICES-9.5%
Blinkx plc(1)                                                       749,074           790,860
eBay, Inc.(1)                                                        31,038           980,801
Google, Inc., Cl. A(1)                                                2,250         1,305,248
Gree, Inc.                                                           16,600           479,139
Opera Software ASA                                                  158,381           788,261
So-net Entertainment Corp.                                              145           555,687
                                                                                   ----------
                                                                                    4,899,996

2 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

                                                                          Shares               Value
                                                                        ---------           -----------
IT SERVICES-1.7%
Wirecard AG                                                                50,538           $   908,296
SOFTWARE-6.9%
Guidance Software, Inc.(1)                                                 48,460               370,719
Rovi Corp.(1)                                                              39,880             1,279,749
Temenos Group AG                                                           52,680               952,952
TiVo, Inc.(1)                                                              93,629               971,869
                                                                                            -----------
                                                                                              3,575,289
MATERIALS-1.4%
CHEMICALS-1.4%
Ferro Corp.(1)                                                             58,890               398,096
Fuchs Petrolub AG                                                           6,962               322,374
                                                                                            -----------
                                                                                                720,470
TELECOMMUNICATION SERVICES-6.5%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.3%
Vivendi SA                                                                 32,084               671,477
WIRELESS TELECOMMUNICATION SERVICES-5.2%
Rogers Communications, Inc., Cl. B                                         25,873               994,718
Telephone and Data Systems, Inc.                                           64,612             1,699,296
                                                                                            -----------
                                                                                              2,694,014
UTILITIES-2.3%
GAS UTILITIES-2.3%
National Fuel Gas Co.                                                      23,740             1,193,647
                                                                                            -----------
Total Common Stocks (Cost $47,206,618)                                                       47,883,925

INVESTMENT COMPANY-5.1%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.23% (2,3) (Cost $2,630,204)                                           2,630,204             2,630,204

Total Investments, at Value (Cost $49,836,822)                               97.6%           50,514,129
Other Assets Net of Liabilities                                               2.4             1,249,576
                                                                        ---------           -----------
Net Assets                                                                  100.0%          $51,763,705
                                                                        =========           ===========

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                      SHARES          GROSS       GROSS           SHARES
                                                 APRIL 29, 2011(A)  ADDITIONS   REDUCTIONS   JANUARY 31, 2012
                                                 -----------------  ----------  -----------  -----------------
Oppenheimer Institutional
 Money Market Fund, Cl. E                             1,590,408     21,420,712   20,380,916          2,630,204

                                                                                   VALUE          INCOME
                                                                                -----------  -----------------
Oppenheimer Institutional Money Market Fund, Cl. E                              $ 2,630,204  $             964

----------
a. April 29, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

3 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

3. Rate shown is the 7-day yield as of January 31, 2012.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2012 based on valuation input level:

                                                                      LEVEL 2-           LEVEL 3-
                                                  LEVEL 1-        OTHER SIGNIFICANT     SIGNIFICANT
                                                 UNADJUSTED          OBSERVABLE        UNOBSERVABLE
                                               QUOTED PRICES           INPUTS             INPUTS             VALUE
                                              --------------      ----------------     ------------       -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary                      $   11,339,511      $        848,190     $          -       $12,187,701
  Consumer Staples                                   902,154                     -                -           902,154
  Energy                                           1,141,536                     -                -         1,141,536
  Financials                                       8,071,709               325,029                -         8,396,738
  Health Care                                      1,331,708                     -                -         1,331,708
  Industrials                                      6,480,265                     -                -         6,480,265
  Information Technology                           9,800,981             2,363,234                -        12,164,215
  Materials                                          720,470                     -                -           720,470
  Telecommunication Services                       3,365,491                     -                -         3,365,491
  Utilities                                        1,193,647                     -                -         1,193,647
Investment Company                                 2,630,204                     -                -         2,630,204
                                              --------------      ----------------     ------------       -----------
Total Investments, at Value                       46,977,676             3,536,453                -        50,514,129
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                        -                 1,256                -             1,256
                                              --------------      ----------------     ------------       -----------
Total Assets                                  $   46,977,676      $      3,537,709     $          -       $50,515,385
                                              --------------      ----------------     ------------       -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts           $            -      $           (941)    $          -       $      (941)
                                              --------------      ----------------     ------------       -----------
Total Liabilities                             $            -      $           (941)    $          -       $      (941)
                                              --------------      ----------------     ------------       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

4 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

                                   TRANSFERS      TRANSFERS OUT
                                 INTO LEVEL 1*     OF LEVEL 2*
                                ---------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary        $       597,554   $      (597,554)
  Health Care                           457,114          (457,114)
  Information Technology                625,579          (625,579)
                                ---------------   ---------------
Total Assets                    $     1,680,247   $    (1,680,247)
                                ---------------   ---------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                   VALUE      PERCENT
---------------------             -----------    -------
United States                     $34,917,659      69.1%
Japan                               4,447,250       8.8
Germany                             4,182,436       8.3
United Kingdom                      2,219,113       4.4
Canada                                994,718       2.0
Switzerland                           952,952       1.9
Norway                                788,261       1.6
Portugal                              779,493       1.5
France                                671,477       1.3
Sweden                                560,770       1.1
                                  -----------    -------
Total                             $50,514,129     100.0%
                                  ===========    =======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JANUARY 31, 2012 ARE AS FOLLOWS:

                                                 CONTRACT
COUNTERPARTY/CONTRACT                             AMOUNT      EXPIRATION             UNREALIZED       UNREALIZED
DESCRIPTION                         BUY/SELL     (000'S)         DATE      VALUE    APPRECIATION     DEPRECIATION
---------------------------------   --------   ------------   ----------  -------   ------------    --------------
BARCLAY'S CAPITAL
British Pound Sterling (GBP)        Buy             21  GBP      2/3/12  $ 33,833  $           -    $           9
CHASE MANHATTAN BANK
British Pound Sterling (GBP)        Buy             32  GBP      2/2/12    50,562            159                -
DEUTSCHE BANK CAPITAL CORP.
Euro (EUR)                          Buy              9  EUR      2/2/12    12,040              -                2
JP MORGAN CHASE
British Pound Sterling (GBP)        Sell           103  GBP      2/2/12   162,618              -              632
NOMURA SECURITIES:
British Pound Sterling (GBP)        Buy            180  GBP      2/2/12   283,049          1,097                -
Euro (EUR)                          Buy             63  EUR      2/1/12    81,882              -              298
                                                                                   -------------    -------------
                                                                                           1,097              298
                                                                                   -------------    -------------
Total unrealized appreciation and depreciation                                     $       1,256    $         941
                                                                                   =============    =============

5 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

PREVIOUS ANNUAL PERIOD. Since April 29, 2011 represents the last day during the Fund's 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of

6 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

7 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,256, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert

8 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $177,210 and $634,995, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities               $50,731,896
Federal tax cost of other investments            (50,562)
                                             -----------
Total federal tax cost                       $50,681,334
                                             ===========
Gross unrealized appreciation                $ 2,707,788
Gross unrealized depreciation                 (2,925,555)
                                             -----------
Net unrealized depreciation                  $  (217,767)
                                             ===========

9 | Oppenheimer Global Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:   /s/ William F. Glavin Jr.
      -------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 3/13/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin Jr.
      -------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 3/13/2012

By:   /s/ Brian W. Wixted
      -------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 3/13/2012